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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: September 27, 1999





                      COMPOSITE AUTOMOBILE RESEARCH, LTD.
             (Exact name of registrant as specified in its charter)



       Alberta, BC                                       93-1202663
 (State of Incorporation)                  (I.R.S. Employer Identification No.)



                                635 Front Street
                           El Cajon, California 92020
                    (Address of Principal Executive Offices)




                  (619) 444-7254          Fax:  (619) 444-9026
          (Registrant's telephone and fax number, including area code)
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Item 4.  Change in Registrant's Certifying Accountant.

     (a)  New independent public accountants

          (i) The Registrant has engaged J.H. Cohn LLP as its new independent public accountants as of September 8, 1999. During the most recent fiscal year and through September 8, 1999, the Registrant has not consulted with J.H. Cohn LLP on items which (1) are described in Regulation S-K Item 304(a)(2)(i) or (2) concerned the subject matter of a disagreement or reportable event with the former independent public accountants (as described in Regulation S-K Item 304(a)(2)(ii)).



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Composite Automobile Research


Date: September 27, 1999               By: /s/  Thomas Bowers
                                           -------------------------------------
                                           Thomas Bowers
                                           President and Chief Executive Officer



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